Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2015	Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events

10. Subsequent Events

Sponsored Research Agreement

On May 14, 2015, the Company and the Board of Trustees of the Leland Stanford Junior University (“Stanford”) entered into a sponsored research agreement under which Stanford agreed to perform certain research activities. In return, the Company agreed to pay Stanford the total costs of such research activities. The Company is currently evaluating the financial impact of this agreement.

14. Subsequent Events

TUM Arbitration

On January 12, 2015, the Company filed a reply brief in response to TUM’s defense. The arbitration panel held its first hearing in Munich, Germany on January 20, 2015, however the arbitration panel did not come to a conclusion on whether TUM is the proper respondent in the action or on the merits of the case. The panel had previously indicated that it will first decide the issue of whether TUM is the proper respondent in this action. The panel resolved that the value in dispute for both parties’ claims and counterclaims would be fixed at € 3.5 million ($4.2 million), as the calculation of the outstanding Out-Licensing Fee also impacts future payments. The Company submitted a reply brief responding to TUM’s defense and counterclaim to the panel on March 3, 2015. TUM must submit a rebuttal brief by March 31, 2015. The Company believes the amount in dispute is without merit and such subsequent events does not impact the probable loss accrued for as of December 31, 2014.